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                                                                       Exhibit N



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Independent Auditors" and "Experts" and to the incorporation by reference of our report, dated June 27, 2003, in Pre-effective Amendment Number 1 to the Registration Statement (Form N-2 Nos. 333-108243 and 811-21342) of Lehman Brothers/First Trust Income Opportunity Fund.



                                        /s/ Ernst & Young LLP



New York, New York
October 10, 2003